EXHIBIT 10.36
                              AMENDMENT NUMBER 1 TO
                              EMPLOYMENT AGREEMENT

      This Amendment Number 1 (the "Amendment") is effective as of July 12, 2004 by and between PATRIOT SCIENTIFIC CORPORATION, a Delaware Corporation (the "Company") and PATRICK NUNALLY (the "Employee").

                                   WITNESSETH:

      WHEREAS, the Company and the Employee entered into an Employment Agreement dated June 1, 2004 (the "Employment Agreement").

      NOW, THEREFORE, in consideration of the covenants and mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1. TERM OF EMPLOYMENT. Section 1of the Employment Agreement is hereby amended by adding said section as paragraph 3:

      The Employee is classified as a Full -time employee as outlined in the Company Employee Handbook, working a minimum of thirty-five (35) hours per week. The Employee will work a minimum of four (4) hours per day at the Company office between the hours of 8:00 a.m. to 12:00 p.m. These hours will be flexible with a twenty four (24) hour notice provided by employee to the CEO.

2. COMPENSATION AND BENEFIT PLANS. Section 2(a) of the Employment Agreement is hereby amended by deleting the first sentence in its entirety and inserting the following in lieu there of:

      The Employee shall receive a base salary during the Employment Period which shall be payable in installments at such times as other employees are paid but in any case at least monthly as follows: The Employee shall receive a gross base salary of not less than ten thousand dollars ($10,000.00) per month for his services as CTO.

      IN WITNESS WHEREOF, the parties have executed the Amendment Number 1 as of the date first above written. COMPANY:

                                       PATRIOT SCIENTIFIC CORPORATION
                                       By:

                                       /s/ J.E. WALLIN
                                       ----------------------------------
                                       J.E. WALLIN, President and Chief
                                       Executive Officer
                                       EMPLOYEE:

                                       /S/ PATRICK NUNALLY
                                       ----------------------------------
                                       PATRICK NUNALLY


                                      EX-7